Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Report of HST Global, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ron Howell, Interim Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 23, 2015	By:	\s\ Ron Howell
Ron Howell
Interim Chief Financial Officer